Research and Development Funding Arrangements	3 Months Ended
Jul. 31, 2026
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Research and Development Funding Arrangements
Note 11. Research and Development Funding Arrangements
In fiscal year 2021, MiniMed entered into certain arrangements with affiliates of Blackstone Life Sciences Advisors L.L.C. (collectively, “Blackstone”) to receive funding related to the development of specific diabetes products (each, a “Blackstone Agreement” and collectively, the “Blackstone Agreements”). As there is substantive and genuine transfer of risk to Blackstone, the development funding was recognized by Medtronic as an obligation to perform contractual services. The Company recognized the funding as income within other operating expense (income), net as the research and development costs were incurred and funding payments became due. The Company recognized no income, $46 million of income, and $60 million of income during the fiscal years ended April 24, 2026, April 25, 2025, and April 26, 2024, respectively, in other operating expense (income), net in the consolidated statements of operations in connection with these Blackstone Agreements. As of April 25, 2025, the
Company had recognized all eligible funding under these arrangements in the amount of $324 million, of which $212 million pertains to co-development arrangements for which there are ongoing development and commercialization plans, specifically, our MiniMed Flex insulin pump and MiniMed Fit patch pump.
For each applicable diabetes product, during the first two years following regulatory approval in the U.S. and commercial launch of each such product, Blackstone will earn the greater of: (i) mid-to-high single digit royalty percentage of applicable net sales for each product, and (ii) specified minimum payments up to $157 million and $162 million for the MiniMed Flex insulin pump and the MiniMed Fit patch pump, respectively. After the first two years following regulatory approval in the U.S. and commercial launch of each product, the Company’s royalty obligations continue at a mid-to-high single digit royalty percentage of applicable net sales until aggregate royalty payments since commercial launch have reached an amount equal to a low single digit multiple of the aggregate funding (the “Net Sales Threshold”) provided by Blackstone under such agreement. If a development project is delayed, the Net Sales Threshold will be subject to certain upward adjustments. Once the Net Sales Threshold is reached, Blackstone will continue to earn royalties for five years at a low single digit royalty percentage of applicable net sales. On March 18, 2026, the MiniMed Flex insulin pump received regulatory approval, and commercial launch was considered probable. As a result, the Company recognized $157 million of expense associated with this approval. The charge was recognized within other operating expense (income), net during the fourth quarter of fiscal year 2026 and primarily within other liabilities in the consolidated balance sheets as of April 24, 2026. As of April 24, 2026, no Blackstone-funded products had been commercially launched.
Each Blackstone Agreement is subject to termination by Blackstone or by the Company in certain circumstances described further below. Blackstone may terminate a Blackstone Agreement: (i) if the Company fails to make certain capital investments and are unable to manufacture sufficient quantities of the product, (ii) if the Company is enjoined from continuing product development or commercialization, (iii) if the Company acquires rights to a competing product to the applicable product in certain specified markets, or (iv) if certain specified fundamental changes to the Company, or to the Company’s rights to the product, occur. The Company may terminate any of the Blackstone Agreements for any reason by providing prior written notice to Blackstone. If the Company or Blackstone elect to terminate a Blackstone Agreement for one of the reasons described above, the Company will be required to make a termination payment to Blackstone of a multiple of the funded amounts under the applicable agreement, which may be up to $216 million for each such termination, and its royalty payment obligation under the affected agreement will also continue in certain termination circumstances. If the Company acquires rights to a competing product in certain specified markets, Blackstone has the option to terminate the Agreement and receive a termination payment from the Company equal to a multiple of the funded amounts under the applicable agreement, which may be up to $216 million for each such termination, or continue to be eligible for the royalty payments on the product subject to the Blackstone Agreement; provided that if the product subject to the Blackstone Agreement has already been submitted for regulatory approval for commercial use at the time the competing product is acquired and Blackstone elects to receive royalty payments, such royalty payments would apply to both the product subject to the Blackstone Agreement and the competing product. The Company or Blackstone may also terminate a Blackstone Agreement if the other party materially breaches the agreement, subject to customary notice and cure provisions, and in certain such termination circumstances, a payment to Blackstone of a multiple of the funded amounts would be required, which may be up to $216 million for each such termination. At the time of executing these contracts, the occurrence of such circumstances was deemed to be remote. The Company may also terminate a Blackstone Agreement if the relevant product is determined to be technically infeasible, although the Company’s royalty payment obligation to Blackstone will survive such termination.
During fiscal year 2025, by mutual agreement, two co-development agreements with Blackstone were terminated. One agreement, for the development of an extended-wear infusion set with a built-in CGM and transmitter, was terminated for technical infeasibility prior to full funding, with no termination charges recorded within the consolidated financial statements. The obligation to pay Blackstone royalties on this product’s net sales continues if the development and commercialization of this product are completed in the future. The other agreement was terminated following a contractual dispute with Blackstone related to the alleged acquisition of a competing product. To resolve the contractual dispute, Blackstone and the Company mutually agreed to terminate the agreement, and following the termination the Company was relieved of any continuing obligations under the agreement other than customary survival provisions. The Company recognized $165 million of litigation charges during fiscal year 2025 in connection with the resolution of the contractual dispute.
Research and Development Funding Arrangements
The Company has entered into certain research and development funding arrangements with affiliates of Blackstone Life Sciences Advisors L.L.C. (“Blackstone”). Additional information regarding these arrangements is included in the Company’s Annual Report on Form 10-K for the fiscal year ended April 24, 2026.
During fiscal year 2026, the MiniMed Flex insulin pump received regulatory approval, and commercial launch followed soon thereafter. As a result, the Company recognized a one-time charge of $157 million during the fourth quarter of fiscal 2026 related to future minimum royalty payment obligations to Blackstone. As of July 31, 2026, the carrying amount of the obligation associated with this Blackstone royalty arrangement was $157 million, with $16 million included in other accrued expenses and $141 million included within other liabilities on the condensed consolidated balance sheets. No payments were made under this obligation during the three months ended July 31, 2026. There were no material changes to the Company’s Blackstone arrangements during the three months ended July 31, 2026.